SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 26, 2004

Corcept Therapeutics Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

275 Middlefield Road, Suite A

Menlo Park, California 94025

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 327-3270

(Former Name or Former Address, if changed since last Report)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Press release dated May 26, 2004

Item 12. Results of Operations and Financial Condition.

On May 26, 2004, Corcept Therapeutics Incorporated issued a press release announcing its financial results for the quarter ended March 31, 2004. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ Fred Kurland
Name:	Fred Kurland
Title:	Chief Financial Officer

Date: May 28, 2004

EXHIBIT INDEX

Exhibit 99.1	Press release dated May 26, 2004